                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 27, 2003



                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                               43-1819711
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                          Commission file number 1-9329

900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI              63101
    (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (314) 340-8000

Item 7. Financial Statements and Exhibits

         (c)      Exhibits.

                  99.1 Pulitzer Inc. Third-Quarter 2003 Earnings Release dated October 27, 2003

                  99.2 Pulitzer Inc. Statistical Report Press Release dated October 22, 2003

Item 12. Results of Operations and Financial Condition

On October 27, 2003, Pulitzer Inc. (the "Company") issued a press release announcing its consolidated financial results for the third quarter ended September 28, 2003. On October 22, 2003, the Company also issued a press release announcing the Company's statistical report for the period and 39 weeks ended September 28, 2003. Copies of these press releases are furnished with this report as an exhibit to this Form 8-K and are incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                   Pulitzer Inc.

Date: October 27, 2003                      By:    /s/ Alan G. Silverglat
                                                   -----------------------------
                                                   Alan G. Silverglat
                                                   Senior Vice President-Finance

                                  Exhibit Index

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

99.1       Pulitzer Inc. Third-Quarter Earnings Release dated October 27, 2003

99.2       Pulitzer Inc. Statistical Report Press Release dated October 22, 2003